EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Green Technology Solutions, Inc. (the "Company") on Form 10-K for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Watson, Sole Member of the Board of Directors, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 2.           The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date:  April 4, 2012

/s/ Paul Watson
Paul Watson
Sole Director and CEO
(Principal Executive, Accounting and
Financial Officer)